                                                                EXHIBIT 3.1 (AN)

                          CERTIFICATE OF INCORPORATION

                                       OF

                              Produce America, Inc.

                                    * * * * *

         1. The name of the corporation is

                              Produce America, Inc.

         2. The address of its registered office in the State of Delaware is No. 100 West Tenth Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

         3. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

         4. The total number of shares of stock which the corporation shall have authority to issue is one hundred (100); all of such shares shall be without par value.

         5. The name and mailing address of each incorporator is as follows:

NAME                                            MAILING ADDRESS
----                                            ---------------
K. L. Husfelt                           100 West Tenth Street
                                        Wilmington, Delaware 19801

P. A. Wright                            100 West Tenth Street,
                                        Wilmington, Delaware 19801

E. L. Kinsler                           100 West Tenth Street,
                                        Wilmington, Delaware 19801

         6. The corporation is to have perpetual existence.

         7. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter or repeal the by-laws of the corporation.

         8. Elections of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

         Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation.

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         9. The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

         WE, THE UNDERSIGNED, being each of the incorporators hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is our act and deed and the facts herein stated are true, and accordingly have hereunto set our hands this 24th day of June, 1982.

                                                        K. L. Husfelt
                                                        ----------------------
                                                        K. L. Husfelt


                                                        P. A. Wright
                                                        ----------------------
                                                        P. A. Wright


                                                        E. L. Kinsler
                                                        ----------------------
                                                        E. L. Kinsler




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                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                            BEFORE PAYMENT OF CAPITAL

                                       OF

                              Produce America, Inc.

                                     * * * *

         We, the undersigned, being all of the incorporators of Produce America, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware

         DOES HEREBY CERTIFY:

         FIRST: That Article 1. of the Certificate of Incorporation be and it hereby is amended to read as follows:

         1. The name of the corporation is:

                     CCFV, Inc.

         SECOND: That the corporation has not received any payment for any of its stock.

         THIRD: That the amendment was duly adopted in accordance with the provisions of section 241 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, we have signed this certificate this 29th day of October, 1982.

                                                        K. L. Husfelt
                                                        ----------------------
                                                        K. L. Husfelt


                                                        P. A. Wright
                                                        ----------------------
                                                        P. A. Wright


                                                        E. L. Kinsler
                                                        ----------------------
                                                        E. L. Kinsler

                                       2

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                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                                   CCFV, Inc.




         We, the undersigned sole shareholder and incumbent directors of CFV, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware

         DO HEREBY CERTIFY:

         FIRST: That Article 1. of the Certificate of Incorporation be and it hereby is amended to read as follows:

         1. The name of the corporation is:

                  SUN COUNTRY PRODUCE, INC.

         SECOND: That the corporation has received payment for all of its authorized capital stock.

         THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, we have signed this certificate this 29th day of September, 1983.

                                         /s/ Robert D. Cook
                                         -----------------------------
                                         ROBERT D. COOK, Director


CASTLE & COOKE, INC                      /s/ Robert R. Nielson
(sole shareholder)                       -----------------------------
                                         ROBERT R. NIELSEN, Director


By: /s/ D. W. Furbee                     /s/Robert V. Iglehart
    -------------------------            -----------------------------
        D.W. FURBEE                      ROBERT V. IGLEHART, Director
        Vice President

                                         /s/ D. W. Furbee
                                         -----------------------------
                                         D. W. FURBEE, Director